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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 14, 2002
               (Date of earliest event reported: August 14, 2002)



                              BRUNSWICK CORPORATION
             (Exact name of Registrant as Specified in Its Charter)



           Delaware                     001-01043               36-0848180
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
 Incorporation or Organization)          Number)          Identification Number)



        1 N. Field Court, Lake Forest, Illinois                60045-4811
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (847) 735-4700


  (Former Name or Former Address, if Changed Since Last Report): Not Applicable



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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, each of the Principal Executive Officer, George W. Buckley, and Principal Financial Officer, Victoria J. Reich, of Brunswick Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



                                                BRUNSWICK CORPORATION

                                                By: /s/ Victoria J. Reich
                                                    ----------------------------
                                                    Victoria J. Reich
                                                    Chief Financial Officer
Date:    August 14, 2002
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                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------

*99.1    Statement Under Oath of Principal Executive Officer dated August 14,
         2002

*99.2    Statement Under Oath of Principal Financial Officer dated August 14,
         2002


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*   Filed herewith.